Exhibit 23.1


We consent to the incorporation by reference in this Registration Statement on Form S-1 of WellChoice, Inc. of our report dated August 23, 2002 included in Amendment No. 7 to the Registration Statement (Form S-1 No. 333-99051) of WellChoice, Inc.






                                            /s/ Ernst & Young LLP


New York, New York
November 7, 2002